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                                                                      Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Form 10-K, into the Company's previously filed Registration Statement (File No. 33-71958).





Baltimore, Maryland,
     February 20, 1998



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